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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): April 24, 2001


                             KEYSTONE PROPERTY TRUST
       (Exact Name of Registrant as Specified in its Declaration of Trust)


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        Maryland                   1-12514                    84-1246585
    (State or Other              (Commission                 (IRS Employer
    Jurisdiction of              File Number)             Identification No.)
     Incorporation)
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                   200 Four Falls Corporate Center, Suite 208
                           West Conshohocken, PA 19428
               (Address of Principal Executive Offices)(Zip Code)

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               Registrant's telephone number, including area code:
                                 (484) 530-1800
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ITEM 5. OTHER EVENTS.
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        On April 24, 2001, Keystone Property Trust (the "Company") entered into a Purchase Agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse First Boston Corporation and First Union Securities, Inc. (the "Underwriters") in connection with an underwritten public offering by the Company of up to 7,500,000 Common Shares of Beneficial Interest, par value $.001 per share (along with 1,125,000 Common Shares of Beneficial Interest, par value $.001 per share, reserved for the Underwriters' over-allotment option) (the "Shares"), at a price of $12.20 per Share, resulting in gross aggregate proceeds to the Company, before the Underwriters' discount, of approximately $91,500,000 (based on the issuance of 7,500,000 Shares). The Shares that are being offered and sold have been registered by the Company on Form S-3 (No. 333-58971) as filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), on July 13, 1998, as amended by Post-Effective Amendment No. 1 dated October 15, 1999 and the related prospectus dated April 23, 2001 as amended by the prospectus supplement dated April 24, 2001, each in the form in which it was first filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBIT
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(a)     FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

        None.

(b)     PRO FORMA FINANCIAL INFORMATION

        None.

(c)     EXHIBIT

        1.1 Purchase Agreement, dated as of April 24, 2001, by and between the Company and the Underwriters.


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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       KEYSTONE PROPERTY TRUST



Date: May 9, 2001                      By  /s/ Jeffrey E. Kelter
                                           ---------------------
                                           Jeffrey E. Kelter
                                           President and Chief Executive Officer


Date: May 9, 2001                      By  /s/ Timothy A. Peterson
                                           -----------------------
                                           Timothy A. Peterson
                                           Executive Vice President and
                                           Chief Financial Officer


Date: May 9, 2001                      By  /s/ Timothy E. McKenna
                                           ----------------------
                                           Timothy E. McKenna
                                           Senior Vice President-Finance
                                           (Chief Accounting Officer)

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